Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Brian G. Andrews, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•the Quarterly Report on Form 10-Q of The Cooper Companies, Inc. (the “Company”) for the quarterly period ended July 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2023	/s/ Brian G. Andrews
Brian G. Andrews
Executive Vice President, Chief Financial Officer and Treasurer